Exhibit 99.1

                             Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)


                           Banc One Auto Trust 1996-B



           Interest Period November 17, 1997 through December 12, 1997

           Collection Period November 1, 1997 through November 30, 1997


The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by: /s/Tom Lewis                Attested: /s/ Cecilia Snyder
           ----------------------                --------------------------
           Tom Lewis                             Cecilia Snyder
           Vice President                        Assistant Vice President
           Bank One, Arizona, N.A.               Bank One, Arizona, N.A.

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                  $305,686,731.00
(B) Total Certificate Balance                                                                 $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                            96.00%
    (ii)  Original Class A Principal Balance                                                  $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                      6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                             4.00%
    (ii)  Original Class B Principal Balance                                                   $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                      6.70%
(E) Servicing Fee Rate (per annum)                                                                       1.00%
(F) Weighted Average Coupon (WAC)                                                                       12.15%
(G) Weighted Average Original Maturity (WAOM)                                                           60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                           45.97 months
(I) Number of Receivables                                                                              31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                       1.50%
    (ii)  Reserve Fund Initial Deposit                                                          $4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                     1.00%
          (c) Percent of Remaining Certificate Balance                                                   3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                           8.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                  $122,658,522.03
(B) Total Certificate Balance                                                                 $122,658,522.03
(C) Total Certificate Pool Factor                                                                   0.4012556
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                          $117,752,075.62
    (ii) Class A Certificate Pool Factor                                                            0.4012556
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                            $4,906,446.41
    (ii) Class B Certificate Pool Factor                                                            0.4012556
(F) Reserve Fund Balance                                                                         3,986,401.97
(G) Cumulative Net Losses for All Prior Periods                                                  8,257,632.32
(H) Charge-off Rate for Second Preceding Period                                                          1.62%
(I) Charge-off Rate for Preceding Period                                                                 0.49%
(J) Delinquency Percentage for Second Preceding Period                                                   0.87%
(K) Delinquency Percentage for Preceding Period                                                          0.88%
(L) Weighted Average Coupon (WAC)                                                                       12.13%
(M) Weighted Average Remaining Maturity (WAM)                                                           34.67 months
(N) Number of Receivables                                                                              17,154

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                  6,089,590.96
    (ii)  Prepayments in Full                                                                            0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                 0.00
    (iv)  Other Refunds Related to Principal                                                             0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                   1,127,636.59
    (ii)  Repurchased Loan Proceeds Related to Interest                                                  0.00
(C) Weighted Average Coupon (WAC)                                                                       12.13%
(D) Weighted Average Remaining Maturity (WAM)                                                           34.08 months
(E) Remaining Number of Receivables                                                                    16,476

(F) Delinquent Receivables                                     Dollar Amount                          # Units
                                                               -------------                          -------
    (i)   30-59 Days Delinquent                                    4,296,183           3.70%              598
    (ii)  60-89 Days Delinquent                                      916,678           0.79%              128
    (iii) 90 Days or More Delinquent                                 359,208           0.31%               54

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                       0.00
(B) Collection Account Investment Income                                                                 0.00
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                    325,465.02
    (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                      317,487.81
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                  7,977.21
    (ii)  Liquidation Proceeds Related to Interest                                                      10.69
    (iii) Recoveries from Prior Month Charge Offs                                                   80,405.47

E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                  1,127,636.59
(B) Liquidation Proceeds Related to Interest                                                           10.69
(C) Repurchased Loan Proceeds                                                                           0.00
(D) Recoveries from Prior Month Charge Offs                                                        80,405.47
                                                                                               -------------
(E) Interest Collections                                                                        1,208,052.75

Principal Collections:
(F) Principal Payments Received                                                                $6,089,590.96
(G) Liquidation Proceeds Related to Principal                                                       7,977.21
(H) Repurchased Loan Proceeds                                                                           0.00
                                                                                               -------------
(I) Principal Collections                                                                       6,097,568.17

(J) Total Collections                                                                          $7,305,620.92

F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                        $  102,215.44
    (ii)  Prior Collection Period unpaid Servicing Fees                                                 0.00
                                                                                               -------------
    (iii) Total Servicing Fee                                                                  $  102,215.44

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                             $  642,730.08
    (ii)  Class A prior period Interest Carryover Shortfall                                             0.00
                                                                                               -------------
    (iii) Class A Interest Distribution                                                        $  642,730.08
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                             $   27,394.33
    (ii)  Class B prior period Interest Carryover Shortfall                                             0.00
                                                                                               -------------
    (iii) Class B Interest Distribution                                                        $   27,394.33

(D) Total Certificate Interest Distribution                                                    $  670,124.41
(E) Total Certificate Interest Distribution plus Total Servicing Fee                           $  772,339.84

Principal:
(F) Principal Collections                                                                      $6,097,568.17
(G) Realized Losses                                                                               317,487.81
                                                                                               -------------
(H) Total Monthly Principal                                                                    $6,415,055.98

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                             6,158,448.25
    (ii)  Class A prior period Principal Carryover Shortfall                                            0.00
                                                                                               -------------
    (iii) Class A Principal Distribution                                                        6,158,448.25
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                               256,607.73
    (ii)  Class B prior period Principal Carryover Shortfall                                            0.00
                                                                                               -------------
    (iii) Class B Principal Distribution                                                          256,607.73

(K) Total Principal Distribution                                                                6,415,055.98

(L) Total Interest and Principal Distribution Amounts                                           7,187,395.82
      plus Servicing Fee

G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                     1,208,052.75
(B) Class B Percentage of Principal Collections                                                  243,907.95
(C) Servicing Fee:
    (i)    Total Servicing Fee                                                                   102,215.44
    (ii)   Servicing Fee paid                                                                    102,215.44
                                                                                              -------------
    (iii)  Unpaid Servicing Fee                                                                        0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid            1,105,837.31
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                         642,730.08
    (ii)   Class A Interest Distribution paid from Interest Collections after
             Servicing Fee                                                                       642,730.08
    (iii)  Total Interest Collections available after Class A Interest Distribution paid         463,107.24
    (iv)   Class A Interest Distribution remaining to be paid                                          0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of
             Principal Collections                                                                     0.00
    (vi)   Class A Interest Distribution remaining to be paid                                          0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                        0.00
    (viii) Class A Interest Carryover Shortfall                                                        0.00
    (ix)   Class A Interest Distribution paid                                                    642,730.08

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                          27,394.33
    (ii)   Class B Interest Distribution paid from Interest Collections after
             Class A Interest Distribution                                                        27,394.33
    (iii)  Total Interest Collections available after Class B Interest
             Distribution paid                                                                   435,712.91
    (iv)   Class B Interest Distribution remaining to be paid                                          0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                        0.00
    (vi)   Class B Interest Carryover Shortfall                                                        0.00
    (vii)  Class B Interest Distribution paid                                                     27,394.33

(G) Total Interest Paid                                                                          670,124.41
(H) Total Interest and Servicing Fee Paid                                                        772,339.84
(I) Total Interest Collections available after Servicing Fee and Class A and
      Class B Interest Distribution paid                                                         435,712.91

Total Collections available to be distributed:
(J) Total Principal Collections                                                                6,097,568.17
(K) Excess Interest                                                                              435,712.91
(L) Less: Class B Percentage of Principal Collections used to pay Class A
      Interest Distribution                                                                            0.00
(M) Total Collections available to be distributed as principal                                 6,533,281.08

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                       6,158,448.25
    (ii)  Class A Principal Distribution paid from total Collections available to
            be distributed                                                                     6,158,448.25
    (iii) Total Collections available after Class A Principal Distribution paid                  374,832.83
    (iv)  Class A Principal Distribution remaining to be paid                                          0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                        0.00
    (vi)  Class A Principal Carryover Shortfall                                                        0.00
    (vii) Total Class A Principal Distribution paid                                            6,158,448.25

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                         256,607.73
    (ii)  Class B Principal Distribution paid from total Collections available to
            be distributed                                                                       256,607.73
    (iii) Total Collections available after Class B Principal Distribution paid                  118,225.10
    (iv)  Class B Principal Distribution remaining to be paid                                          0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                        0.00
    (vi)  Class B Principal Carryover Shortfall                                                        0.00
    (vii) Total Class B Principal Distribution paid                                              256,607.73

(P) Total Excess Cash to the Reserve Fund                                                        118,225.10


H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                               Beginning                           End
                                                               of Period                        of Period
                                                               ---------                        ---------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                 $122,658,522.03                  $116,243,466.05
    (ii)   Aggregate Certificate Pool Factor                       0.4012556                        0.3802699
    (iii)  Class A Principal Balance                          117,752,075.62                   111,593,627.37
    (iv)   Class A Pool Factor                                     0.4012556                        0.3802699
    (v)    Class B Principal Balance                            4,906,466.41                     4,649,838.68
    (vi)   Class B Pool Factor                                     0.4012556                        0.3802700

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                12.13%                           12.13%
    (ii)  Weighted Average Remaining Maturity (WAM)                    34.67 months                     34.08 months
    (iii) Remaining Number of Receivables                             17,154                           16,476
    (iv)  Pool Balance                                       $122,658,522.03                  $116,243,466.05

I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                            3,986,401.97
(B) Less: Draw to pay Class A Interest Distribution                                                      0.00
(C) Reserve Account Balance after draw                                                           3,986,401.97
(D) Less: Draw to pay Class B Interest Distribution                                                      0.00
(E) Reserve Account Balance after draw                                                           3,986,401.97
(F) Less: Draw to pay Class A Principal Distribution                                                     0.00
(G) Reserve Account Balance after draw                                                           3,986,401.97
(H) Less: Draw to pay Class B Principal Distribution                                                     0.00
(I) Reserve Account Balance after draw                                                           3,986,401.97
(J) Total excess Collections deposited in the Reserve Fund                                         118,225.10
                                                                                              ---------------
(K) Reserve Fund Balance                                                                         4,104,627.07
(L) Specified Reserve Account Balance                                                            3,777,912.65
(M) Reserve Account Release to Seller                                                              326,714.42
                                                                                              ---------------
(N) Ending Reserve Account Balance                                                               3,777,912.65
                                                                                              ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                    $   7,977.21
    (ii)  Liquidation Proceeds Related to Interest                                                                            10.69
    (iii) Recoveries on Previously Liquidated Contracts                                                                   80,405.47
(B) Realized Net Losses for Collection Period                                                                            317,487.81
(C) Charge-off Rate for Collection Period (annualized)                                                                         2.38%
(D) Cumulative Aggregate Net Losses for all Periods                                                                    8,575,120.13

(E) Delinquent Receivables
                                                                 Dollar Amount                        # Units
                                                                 -------------                        -------
    (i)   30-59 Days Delinquent                                    4,296,183          3.70%               598
    (ii)  60-89 Days Delinquent                                      916,678          0.79%               128
    (iii) 90 Days or More Delinquent                                 359,208          0.31%                54


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                                                   1.62%
    (ii)  Preceding Collection Period                                                                                          0.49%
    (iii) Current Collection Period                                                                                            2.38%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                                  1.50%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                                                                   0.87%
    (ii)  Preceding Collection Period                                                                                          0.88%
    (iii) Current Collection Period                                                                                            1.10%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                                  0.95%

(C) Loss and Delinquency Trigger Indicator                                                                 Trigger was not hit


L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                                     Per $1,000 of
                                                                                                                  Original Principal
                                                                                               Dollars ($)              Balance
                                                                                               -----------              -------
(A)  Amount of distribution allocable to principal:
     (i)    Class A Certificates                                                               6,158,448.25          20.9857195
     (ii)   Class B Certificates                                                                 256,607.73          20.9857195

                                                                                                                    Per $1,000 of
                                                                                                                  Original Principal
                                                                                               Dollars ($)              Balance
                                                                                               -----------              -------

(B)  Amount of distribution allocable to interest:
     (i)   Class A Certificates                                                                  642,730.08           2.1901870
     (ii)  Class B Certificates                                                                   27,394.33           2.2403442

(C)  Pool Balance as of the close of business on the last day
       of the Collection Period                                                             $116,243,466.05
                                                                                            ---------------
                                                                                                                    Per $1,000 of
                                                                                                                  Original Principal
                                                                                               Dollars ($)             Balance
                                                                                               -----------             -------
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related
       Collection Period
    (i)    Total Servicing Fee                                                                  102,215.44
    (ii)   Class A Percentage of the Servicing Fee                                               98,126.73            0.3343797
    (iii)  Class B Percentage of the Servicing Fee                                                4,088.70            0.3343797

                                                                                                                    Per $1,000 of
                                                                                                                  Original Principal
                                                                                              Dollars ($)              Balance
                                                                                              -----------              -------

(E)  (i)    Class A Interest Carryover Shortfall                                                     0.00             0.0000000
     (ii)   Class A Principal Carryover Shortfall                                                    0.00             0.0000000
     (iii)  Class B Interest Carryover Shortfall                                                     0.00             0.0000000
     (iv)   Class B Principal Carryover Shortfall                                                    0.00             0.0000000

     Change with respect to immediately preceding Distribution Date:
     (v)    Class A Interest Carryover Shortfall                                                     0.00             0.0000000
     (vi)   Class A Principal Carryover Shortfall                                                    0.00             0.0000000
     (vii)  Class B Interest Carryover Shortfall                                                     0.00             0.0000000
     (viii) Class B Principal Carryover Shortfall                                                    0.00             0.0000000

                                                                                                                    Pool Factor
                                                                                                                    -----------
(F)  Pool factors for each class of certificates, after giving effect to all payments allocated to principal
     (i)    Class A Pool Factor                                                                                       0.3802699
     (ii)   Class B Pool Factor                                                                                       0.3802700

(G)  Amount of the aggregate Realized Losses, if any, such Collection Period ($)            $  317,487.81
                                                                                            -------------
(H)  Aggregate principal balance of all Receivables which were more than
       60 days delinquent as of the close of business on the last day of the
       preceding Collection Period                                                          $1,275,886.08

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after
       giving effect to distributions made on such Distribution Date                        $3,777,912.65
                                                                                            -------------
(J)  Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocated to principal
                                                                                                                   Principal Balance
                                                                                                                   -----------------
    (i)    Class A Principal Balance                                                                                 111,593,627.37
    (ii)   Class B Principal Balance                                                                                   4,649,838.68

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such
       Distribution Date                                                                           $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
       purchased by the Servicer with respect to the Related Collection Period ($)                 $0.00
                                                                                            ------------


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                            $   102,215.44
     (ii)  Servicing Fees retained by the Seller                                        102,215.44
                                                                                    --------------
                                                                                                             $0.00
                                                                                                      ------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
             Date (i-ii)

(B)  Withdraw from the Collection Account and deposit in the Class A
       Distribution Account:
     (i)   for the Class A Interest Distribution                                    $  642,730.08
     (ii)  for the Class A Principal Distribution                                    6,158,448.25
                                                                                    -------------
     (iii) Total (i+ii)                                                                              $6,801,178.33
                                                                                                     -------------

(C)  Withdraw from the Collection Account and deposit in the Class B
       Distribution Account:
     (i)  for the Class B Interest Distribution                                    $    27,394.33
     (ii) for the Class B Principal Distribution                                       256,607.73
                                                                                   --------------
     (iii)  Total (i+ii)                                                                             $  284,002.06
                                                                                                     -------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
       Reserve Fund                                                                                  $  118,225.10
                                                                                                     -------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
      Account:
    (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
         Principal Collections                                                                               $0.00
    (ii) Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution and the
         Class B Interest Distribution                                                                        0.00
                                                                                                    --------------
     (iii)  Total                                                                                                              $0.00
                                                                                                                     ---------------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
      Account:
    (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
         of the Class A Interest Distribution                                                                $0.00
    (ii) Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the
         Class B Interest Distribution, and the Class A Principal Distribution                                0.00
                                                                                                    --------------
    (iii) Total                                                                                                                $0.00
                                                                                                                    ----------------